Powell Investor Presentation November 14, 2018 Investor Presentation June 25, 2014 Middlefield Banc Corp. Nasdaq: MBCN Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation. www.middlefieldbank.bank

Welcome www.middlefieldbank.bank Agenda Welcome / introduction MBCN overview and strategy Central Ohio review Financial results and asset quality review Q&A Attendees Tom Caldwell President and CEO Chuck Moore President, Central Ohio Region Don Stacy EVP and CFO

Investor Presentation June 25, 2014 Middlefield Overview Tom Caldwell

Ashtabula Cuyahoga Delaware Franklin Geauga Portage Trumbull Lake Summit Middlefield’s Investment Overview: Providing superior, community-oriented financial services since 1901. Established leading brand recognition in core markets. The franchise serves two of Ohio's most attractive banking markets. Developed a strong leadership team with an average tenure at MBCN of over 14 years, and over 28 years within the industry. The Company is optimally positioned between rural and metropolitan communities and has the team and infrastructure in place to support profitable growth, organically or by acquisition, in the coming years. Profitable throughout the economic cycle, never reported a quarterly loss and maintained dividend during the recession. Well positioned to accelerate profitable growth.

Middlefield: A community bank that is safe, strong and committed www.middlefieldbank.bank $150 Mil. Market Cap $1.16 (2.5%) LTM Div. & Yield $1,206 Mil. Assets $1,014 Mil. Deposits $3.52 LTM EPS 13.1x P/LTM EPS Notes: Stock Data at October 19, 2018 Financial Data at September 30, 2018 LTM EPS uses diluted shares outstanding Total Assets (in millions) Market Cap (in millions)

Recent Rankings www.middlefieldbank.bank S&P Global Market Intelligence Middlefield Banc Corp. was the 76th best performing community bank with $1 billion to $10 billion in total assets. The company was the only Ohio bank to make the list. Source: https://platform.mi.spglobal.com/web/client?auth=inherit&mc_cid=7713125f46&mc_eid=04a24e0b73#news/article?id=43886480&cdid=A-43886480-9521 American Banker For the sixth consecutive year, Middlefield Banc Corp. was selected to the American Banker’s annual list of the top 200 community banks and thrifts. Of the top 200, 17 Ohio financial institutions made the list and Middlefield ranked 11th in Ohio-based institutions. Source: https://www.americanbanker.com/

Well Positioned in a Competitive Environment www.middlefieldbank.bank Northeast Ohio Market Overview Central Ohio Market Overview Four banking locations Columbus is the state capital and largest city in Ohio Franklin County has the largest population in Ohio, with an unemployment rate below the state average Delaware County, immediately north of Franklin, has the highest median household income in Ohio At June 30, 2018, five of the 33 banks in Franklin and Delaware Counties controlled over 86% of total deposits Middlefield is the largest independent community bank in its core northeast Ohio markets 11 banking locations and one LPO Geauga County is 3rd in median household income out of 88 Ohio counties Geauga County is the center of the 4th largest Amish population in the world Current markets New market growth New markets through Liberty Acquisition Middlefield’s strategy is to locate branches in counties that have above average median household income, median value of owner-occupied housing, and employment rates

Economic Highlights www.middlefieldbank.bank Northeast Ohio 18 county region, statistics according to Cleveland+ Central Ohio 11 county region, statistics according to Columbus Region Demographics Residents:4,280,924 Households: 1,793,140 Median Income:$54,536 Residents:2,185,780 Households: 806,279 Median Income:$56,518 Rankings Region reaches the largest number of consumers in a 250-mile radius compared with any other metro market in the U.S. 9th best city for jobs in 2017 (Glassdoor) Columbus #2 hottest housing market in US (Realtor.com July 2018) Top 9 logistics hotspots (Inbound Logistics) 7th best city for jobs in 2017 (Glassdoor) Largest Employers Progressive Insurance General Motors FirstEnergy KeyCorp Swagelok Cleveland Clinic University Hospitals U.S. Office of Personnel Management JPMorgan Chase & Co. Nationwide Honda of America Mfg., Inc. L Brands Cardinal Health Ohio State University State of Ohio OhioHealth Corp Key Industries Health Care and Social Assistance Manufacturing Government Retail Trade Accommodation and Food Services Professional and Business Services Government Education and Health Leisure and Hospitality Retail Trade https://columbusregion.com/market-research/county-profiles/columbus-region/

Community Oriented Banking Services www.middlefieldbank.bank Personal Banking Annual Personal Loan Growth(1) Commercial Banking Annual Commercial Loan Growth(2) Franchise value driven by dedication to making a difference in markets served Clients benefit from local decision making and individual service Customer-centric approach builds long term relationships with desirable customers Respected position in communities served encourages retention of talented and experienced management team The Bank’s markets have seen significant industry consolidation in the past ten years In most cases, the large regional banks are not in a position to deliver the same level of community service that MBCN can $576.8 million in commercial loans at September 30, 2018 Expertise in niche commercial loan products (2) In millions, commercial loans are C&I plus commercial real estate loans (1) In millions, personal loans are consumer installment plus residential real estate loans

Middlefield’s Market Share Source: FDIC Ashtabula, Geauga, Portage & Trumbull Counties June 30, 2018 Rank Institution Branches Deposits in Market ($000) Market Share 1 Huntington National Bank 40 2,035,337 24.16 2 JPMorgan Chase 16 1,141,449 13.55 3 The Middlefield Banking Co. 8 688,583 8.17 4 PNC Bank 10 640,923 7.61 5 Key Bank 14 584,406 6.94 Total for institutions in market 167 8,423,718 Franklin & Delaware Counties June 30, 2018 Rank Institution Branches Deposits in Market ($000) Market Share 1 Huntington National Bank 68 23,936,509 40.29 2 JPMorgan Chase 62 12,946,912 21.79 3 PNC Bank 48 5,392,136 9.08 22 The Middlefield Banking Co. 3 70,177 0.12 23 United Bankers’ Bank 1 67,278 0.11 Total for institutions in market 383 59,413,009 Strong Market Share in Core Northeastern Ohio Market Opportunities To Increase Market Share in Central Ohio Growth Potential In Liberty Bank’s Core Markets Cuyahoga and Summit Counties June 30, 2018 Rank Institution Branches Deposits in Market ($000) Market Share 1 Key Bank 66 16,637,874 25.25 2 PNC Bank 64 9,865,272 14.97 3 Huntington National Bank 105 9,388,385 14.25 17 The Middlefield Banking Co. 3 176,470 0.27 18 Independence Bank 1 171,190 0.26 Total for institutions in market 549 65,886,469

www.middlefieldbank.bank “In 2008 I put together an aggressive growth strategy for my business Exscape Designs. The need for a local relationship based approach made clear sense. In my experience over the years with Middlefield Bank we have been able to achieve a lot of growth together. With Middlefield you're not just numbers, it's the relationship and community that matters to them.” “Ease Logistics was looking for a small community bank to help us grow our business. We needed a credit line to support our 40% growth. Middlefield bank was able to step up and provide us the working capital we needed and the process was seamless. When Ease Logistics needed a mortgage for their new headquarters in Dublin, Middlefield Bank was there. We love the staff too!” “It has been a pleasure to do business with Middlefield Bank for these past 20 years. When all of the other local major banks turned away from the business, Middlefield Bank welcomed it with open arms. This relationship started with trust and that trust is the foundation in which we continue to use Middlefield for all of our banking needs.” 116 Years Supporting its Local Communities Local Strong Committed

Growth Platform www.middlefieldbank.bank Over the past three years, Middlefield has invested in creating an infrastructure to support a bank with $1.5 billion in assets. People Added strong Central Ohio president in 2016 Expanded leadership team with Liberty Acquisition Enhanced loan production team Products Granted PLP Status For SBA 7(a) Loans Investing in secondary mortgage offerings Financial services opportunities Systems & Security Successfully integrated Liberty Bank’s core systems into Middlefield in 2017 Focused on security and privacy Customer Interaction Enhancing online banking Growing mobile offering Expanding de novo footprint

Organic Growth Plan www.middlefieldbank.bank Mentor LPO Opened October 2015 Focused on commercial banking in Lake and Geauga Counties Mentor is home to approximately 5,000 businesses Sunbury Opened in October 2016 Immediately north of Middlefield's existing Central Ohio branches Delaware County is the fastest growing suburban county in the State of Ohio Powell Opened in August 2018 Fourth location in Central Ohio Med. Household income: $115,904 Avg. House Price: $427,244 Future Growth Significant expansion opportunities in both Ohio markets Drive market share growth Focus on community banking principles Accelerating Organic Growth Opportunities Mentor LPO Sunbury Powell Future Growth Middlefield is focused on expanding in high growth markets with favorable demographics and exploiting changing market dynamics

Highlighting Powell and Central Ohio www.middlefieldbank.bank Region offers favorable demographics, top institutions have majority of market share, and Middlefield is underpenetrated Growing Central Ohio loans and deposits and Sunbury ramp provides the company with increasing confidence in Central Ohio Strategy Powell is newest branch and first to have new, modern layout

Investor Presentation June 25, 2014 Central Ohio Chuck Moore

Central Ohio Highlights www.middlefieldbank.bank Loans and deposits in millions Sunbury Powell Dublin Westerville

Central Ohio Platform www.middlefieldbank.bank Compelling Locations Talented, Motivated and Experienced Organization Experienced leadership team 20 total employees in Central Ohio 4 commercial lenders Platform created for future expansion

Median Income by Ohio County (2017) www.middlefieldbank.bank https://www.cleveland.com/datacentral/index.ssf/2017/12/ranking_every_ohio_city_county_2.html Source: FDIC

Large Institutions Support Central Ohio’s Growth Drivers www.middlefieldbank.bank Full Time Company/Organization Sector Employees 1 The Ohio State University* Education 30,963 2 State of Ohio* Government 23,859 3 Ohio Health* Health Care 19,936 4 JP Morgan Chase Finance 19,200 5 United States Government Government 13,800 6 Nationwide Insurance* Finance 13,000 7 Honda of America Manufacturing 10,700 8 Kroger Retail Trade 10,240 9 Mt. Carmel Health Systems* Health Care 8,818 10 City of Columbus* Government 8,500 11 Nationwide Children's Hospital* Health Care 8,400 12 Limited Brands* Retail Trade 7,800 13 Franklin County* Government 7,000 14 Columbus Public Schools* Education 6,488 15 Huntington Bancshares* Finance 5,050 16 Cardinal Health* Health Care 4,635 17 Walmart Retail Trade 4,543 18 Giant Eagle Retail Trade 3,816 19 U.S. Postal Service Government  3,360 20 American Electric Power* Utilities 3,600 21 Alliance Data Information 3,465 22 PNC Bank Finance  3,000 23 Covelli/Panera Retail Trade 2,750 24 Abercrombie* Retail Trade 2,650 25 Defense Logistics Agency Government 2,600 *Headquartered locally https://www.columbus.gov/development/economic-development/Major-Employers/

Compelling Central Ohio Growth and Development



Columbus had a surge of growth last year to remain the 14th -largest city in the nation, even as faster-growing Fort Worth, Texas, overtook Indianapolis at No. 15 and rode hard on the Ohio capital's heels.

The numbers also show continued growth for central Ohio communities. Seven of the state's fastest-growing cities are in Franklin County or an adjoining county, and five of them are mostly within Franklin County.

The Columbus Dispatch
May 24, 2018

Recent Announcements

Ohio State asking Powell to annex planned outpatient campus

Ohio State University's Wexner Medical Center already has picked a second site for a series of massive suburban outpatient complexes with surgery centers and specialty medical offices. Each center will cost about $95 million to develop.

Columbus Business First
July 3, 2018

New Facebook data center a boost to Ohio's technology sector

Facebook will spend $750 million on a new data center in central Ohio. The 22-acre (8.9-hectare) data center will be powered exclusively with renewable energy. It is expected to employ 100 people to start and to begin providing services in 2019.

Associated Press
August 15, 2017

34-unit multifamily development in Powell

Columbus Business First
July 11, 2018

22-unit townhome development coming to Powell

Columbus Business First
February 14, 2018

mbc Middlefield Banc Corp
www.middlefieldbank.bank
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Market Share – Delaware and Franklin Counties www.middlefieldbank.bank State:  County:  City:  Zip Code:  OHIO DELAWARE, FRANKLIN ALL ALL 43281 Outside of Inside of Market Market Institution Name CERT State Bank State/ No. of Deposits No. of Deposits Market  (Hqtrd) Class Federal Offices $0 Offices $0 Share Charter The Huntington National Bank 6560 OH N Federal 943 58699843 68 23936509 0.40289999999999998 JPMorgan Chase Bank, National Association 628 OH N Federal 5082 1261144088 62 12946912 0.21790000000000001 PNC Bank, National Association 6384 DE N Federal 2433 256784213 48 5392136 9.0800000000000006E-2 Fifth Third Bank 6672 OH SM State 1127 103172863 46 4993336 8.4000000000000005E-2 Nationwide Bank 34710 OH SB Federal 0 0 2 4136145 6.9599999999999995E-2 KeyBank National Association 17534 OH N Federal 1175 106412542 24 1290258 2.1700000000000001E-2 U.S. Bank National Association 6548 OH N Federal 3094 319705085 37 1247780 2.1000000000000001E-2 Heartland Bank 9443 OH SM State 4 153717 14 694013 1.17E-2 First Commonwealth Bank 7468 PA NM State 124 5260841 17 664095 1.12E-2 Wells Fargo Bank, National Association 3511 SD N Federal 5871 1269355711 1 642289 1.0800000000000001E-2 First Merchants Bank 4365 IN NM State 116 6983548 9 557734 9.4000000000000004E-3 First Financial Bank 6600 OH SM State 153 9648674 5 524389 8.8000000000000005E-3 WesBanco Bank, Inc. 803 WV NM State 167 7181023 11 488428 8.2000000000000007E-3 Union Savings Bank 32296 OH SL State 28 1850395 6 440787 7.4000000000000003E-3 LCNB National Bank 6623 OH N Federal 35 1155218 1 226401 3.8E-3 Cf Bank, National Association 28263 OH N Federal 4 287230 1 202497 3.3999999999999998E-3 The Park National Bank 6653 OH N Federal 102 5925606 5 200513 3.3999999999999998E-3 CNB Bank 13876 PA NM State 38 2265919 3 136050 2.3E-3 United Midwest Savings Bank, National Association 32441 OH N Federal 3 103283 2 104180 1.8E-3 The Union Bank Company 12969 OH NM State 16 557742 3 86175 1.5E-3 Fidelity Federal Savings and Loan Association of Delaware 29521 OH SB Federal 0 0 2 81208 1.4E-3 THE VINTON COUNTY NATIONAL BANK 6636 OH N Federal 15 709214 2 76939 1.2999999999999999E-3 The Middlefield Banking Company 13716 OH NM State 11 865053 3 70177 1.1999999999999999E-3 United Bankers' Bank 22180 MN SM State 1 570815 1 67278 1.1000000000000001E-3 First City Bank 741 OH NM State 0 0 1 52254 8.9999999999999998E-4 The Richwood Banking Company 12978 OH SM State 5 423040 1 49799 8.0000000000000004E-4 The State Bank and Trust Company 13339 OH SM State 19 723943 1 46068 8.0000000000000004E-4 Civista Bank 12982 OH SM State 26 1131247 1 40402 6.9999999999999999E-4 The First Citizens National Bank of Upper Sandusky 14355 OH N Federal 6 205127 1 8686 1E-4 First Federal Bank of the Midwest 29845 OH SB Federal 42 2501733 1 3681 1E-4 Woodforest National Bank 23220 TX N Federal 731 5276420 2 3551 1E-4 Liberty National Bank 6516 OH N Federal 5 286328 1 2339 0 The Bank of New York Mellon Trust Company, National Association 23472 CA N Federal 18 826 1 0 0 Number of Institutions in the Market: 33 TOTALS 21394 3429341287 383 59413009 100

Market Share By Branch Zip Code www.middlefieldbank.bank Sunbury Powell Dublin Westerville Source: FDIC

Sunbury Success www.middlefieldbank.bank Well placed location Only local community bank in the market Quickly attracted loans and deposits Achieved a four-wall operating profit in 12 months and ahead of schedule

Investor Presentation June 25, 2014 Financial Review and Asset Quality Don Stacy

History of Strong Financial Results www.middlefieldbank.bank ROAA: 0.95% 1.06% 1.07% 0.97% 0.85% 0.88% 1.06% ROAE: 11.98% 13.17% 12.17% 10.62% 9.33% 8.52% 9.73% ROATCE: 13.15% 14.42% 13.21% 11.44% 10.01% 10.15% 11.36% Annual Return on Average Assets and Equity Return on Average Assets Return on Average Equity Return on Tangible Common Equity

Strong Nine Month Growth in Profitability www.middlefieldbank.bank 2018 Nine Month Overview Net interest income (in millions) Net Income (in millions) EPS, Diluted Up 8.9% Up 27.4% Efficiency ratio declined 75 basis points to 63.96% Noninterest income impacted in first quarter by change in the company’s student loan program Noninterest expense includes $1,000 one-time bonus to all of Middlefield’s 190 employees at February 14, 2018 8.8% increase in average diluted shares outstanding offset EPS growth Up 17.3%

Strong Loan Growth (at September 30, 2018) www.middlefieldbank.bank Overview Total Loans (in millions) Loan Growth Loans / Assets Stable local economies, additional loan officers, and Mentor LPO driving loan growth. Year-over-year loan growth: $80.5 million increase in commercial mortgages $13.4 million increase in residential mortgages $6.2 million decrease in commercial and industrial $8.1 million increase in real estate construction loans $1.5 million decrease in consumer installment loans Up $94.4 million year-over-year

Stable Asset Quality www.middlefieldbank.bank Overview Annualized Net Charge Off Nonperforming Loans / Total Loans Nonperforming Assets / Total Assets No national or sub-prime lending Lending within market area Participation loans with banks that have similar credit quality standards and cultures

www.middlefieldbank.bank Thank You!